                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):

October 26, 2000

-------------------------------------------------------------------------------


                         Intermedia Communications Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------

               Delaware                                     59-2913586
  -------------------------------                     ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                    0-20135
                            ------------------------
                            (Commission File Number)

                               One Intermedia Way
                                 Tampa, FL 33647
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (813) 829-0011
                               ------------------
                               (Telephone Number)

ITEM 5.  Other Events

         On October 26, 2000, Intermedia Communications Inc. (the "Company"), issued the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99        Press Release, dated October 26, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2000


                                       INTERMEDIA COMMUNICATIONS, INC.
                                                 (Registrant)


                                            /s/ Robert M. Manning
                                            ---------------------
                                              Robert M. Manning
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
No.                          Description                                 Page

   99            Press release dated October 26, 2000